UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2006
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX TO FORM 8-K
Letter Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     Winland Electronics, Inc. entered into a letter agreement with Glenn Kermes effective as of September 26, 2006. The agreement provides that, effective October 2, 2006, Mr. Kermes will serve as Chief Financial Officer of Winland. Mr. Kermes will receive a base salary of $135,000 per year and will be eligible to receive an annual bonus of up to $10,000 if certain goals are met in 2006. In addition, Mr. Kermes is eligible to participate in the management bonus plan. Mr. Kermes will receive an option to purchase 36,000 shares of Winland stock at the closing price on October 2, 2006. The agreement also provides for payment of certain relocation expenses. A copy of the agreement is filed as Exhibit 10.1 and is incorporated in this Report as if fully set forth herein.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 2, 2006, Winland Electronics, Inc. announced that Glenn A. Kermes accepted an appointment as Winland’s Chief Financial Officer on September 26, 2006, which appointment is effective as of October 2, 2006. Between September 2004 and June 2006, Mr. Kermes served as Vice President and Chief Financial Officer of Ross Manufacturing, a private equity owned manufacturer of frozen dessert equipment in Escanaba, Michigan. From January 2004 to September 2004, Mr. Kermes served as the North American Controller for the Kenro Division of SPX Corporation, a publicly traded consumer goods company with manufacturing operations in North Carolina. Mr. Kermes served as Worldwide Operations Controller of the Hand Tools Division of Newell Rubbermaid, a publicly traded consumer goods company with manufacturing operations, from July 2002 to January 2004, and he served as Controller for Continental Teves, an automotive tier one supplier, from June 2000 to July 2002. Prior to June 2000, Mr. Kermes served as controller or similar financial positions with various companies. There are no family relationships between Mr. Kermes and Winland Electronics. There were no transactions during the last two years and no proposed transactions to which Winland Electronics was or is to be a party, in which Mr. Kermes had or is to have a direct or indirect material interest.
     As of October 2, 2006, in connection with the appointment of Mr. Kermes as our Chief Financial Officer, Brian Lawrence, who was appointed to serve on an interim basis to serve as our Chief Financial Officer on May 8, 2006, will no longer serve as our Chief Financial Officer but will continue as our Controller.
     The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
   (a) Financial statements: None.
   (b) Pro forma financial information: None.
   (c) Shell company transactions: None.
   (d) Exhibits:
10.1	Letter Agreement dated September 26, 2006 with Glenn Kermes

99.1	Press release dated October 2, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 2, 2006

WINLAND ELECTRONICS, INC.
By /s/ Lorin E. Krueger
Lorin E. Krueger
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 26, 2006	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
10.1	Letter Agreement dated September 26, 2006 with Glenn Kermes
99.1	Press release dated October 2, 2006